Exhibit 10.36

AMENDMENT NO. 1 TO TIME SHARING AGREEMENT

THIS AMENDMENT NO. 1 TO TIME SHARING AGREEMENT (the “Amendment”) is made and entered into this 23rd day of December, 2014, by and between PMI Global Services Inc., with an address of 180 Airport Rd, Hgr D2, White Plains, NY 10604 (“Operator”) and André Calantzopoulos, with an address of Avenue de Rhodanie 50, 1007 Lausanne, Switzerland (“User”).

WITNESSETH, that

WHEREAS, Operator and User are parties to that certain Time Sharing Agreement dated May 8, 2013, as amended (“Agreement”);

WHEREAS, the parties desire to amend the Agreement; and

WHEREAS, Wells Fargo acknowledges and consents to this Amendment.

NOW THEREFORE, Operator and User declaring their intention to enter into and be bound by this Amendment, and for the good and valuable consideration set forth below, hereby covenant and agree as follows:

1.    Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.    Amendment.

2.1    The fourth WHEREAS clause in the Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, On July 22, 2010, Operator received Special Authorization from the Department of Transportation (“DOT”) under DOT Regulation 375.70 to operate the Aircraft pursuant to this Agreement, which was extended by that Special Authorization issued on December 22, 2010, extended by that Special Authorization issued on December 2, 2011, amended by that Amended Special Authorization issued July 18, 2012, extended by that Amended Special Authorization issued December 19, 2012, extended by that Special Authorization issued December 12, 2013 and amended and extended by that Amended Special Authorization issued December 18, 2014 and which may be further amended or extended by a special authorization issued by the DOT (the “Special Authorization”). A copy of the Special Authorization is attached as Exhibit B, provided that any amendment or extension of the Special Authorization issued by the DOT will automatically form part of the Agreement and Exhibit B shall automatically be amended to include such amendment or extension; and

2.3    Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

3.    This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

IN WITNESS WHEREOF, the parties hereto have caused the signatures of their authorized representatives to be affixed below on the day and year first above written. The persons signing below warrant their authority to sign.

Operator:	User:

PMI GLOBAL SERVICES INC.

By: /s/ JOHN K. HAMMEL	/s/ ANDRÉ CALANTZOPOULOS
Name: John K. Hammel	Name: André Calantzopoulos
Title: Vice President

ACKNOWLEDGED AND AGREED:

Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee under that certain Amended and Restated Trust Agreement dated as of June 1, 2012, as amended and supplemented from time to time.

By:    /s/ MICHAEL ARSENAULT
Name:    Michael Arsenault
Title:    Vice President

EXHIBIT B

SPECIAL AUTHORIZATION

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation
Issue date: December 18, 2014

Ms. Joanne Barbera	Authority expires: December 31, 2015
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ ROBERT FINAMORE
Overland Park, Kansas 66202	Director, Office of International Aviation

AMENDED SPECIAL AUTHORIZATION1
Effective December 18, 2014, and terminating December 31, 2015, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc. (PMIGS), to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:2
Gulfstream G-550, registration N551PM
Gulfstream G-550, registration N552PM

In the conduct of the authorized time-sharing operations, PMIGS, as the operator, may carry up to three individual officers, directors, or key personnel of PMIGS' parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three individuals are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of a compensation package from the company. PMIGS may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMIGS must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit.
For information concerning requirements of the Federal Aviation Administration, PMIGS should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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1 This action amends the special authorization granted to PMIGS on December 12, 2013, so as to extend the eligibility of time-sharing activities to directors and key personnel of PMIGS' parent corporation, Philip Morris International Inc., as specified above. It also extends the effectiveness of the special authorization to December 31, 2015.
2 In addition to aircraft registrations N551PM and N552PM, PMIGS may use other substitute or additional U.S.-registered aircraft that it operates.

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation
Issue date: December 12, 2013

Ms. Joanne Barbera	Authority expires: December 31, 2014
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ ROBERT FINAMORE
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION
Effective December 12, 2013, and terminating December 31, 2014, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc. (PMIGS), to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:1
Gulfstream G-550, registration N551PM
Gulfstream G-550, registration N552PM

In the conduct of the authorized time-sharing operations, PMIGS, as the operator, may carry up to three individual officers of PMIGS' parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMIGS may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMIGS must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMIGS should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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___________________________
1 In addition to aircraft registrations N551PM and N552PM, PMIGS may use other substitute or additional U.S.-registered aircraft that it operates.

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation
Issue date: December 19, 2012

Ms. Joanne Barbera	Authority expires: December 31, 2013
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ ROBERT FINAMORE
Overland Park, Kansas 66202	Director, Office of International Aviation

AMENDED SPECIAL AUTHORIZATION
Effective December 19, 2012, and terminating December 31, 2013, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc. (PMIGS), to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:1
Gulfstream G-550, registration N551PM
Gulfstream G-550, registration N552PM

In the conduct of the authorized time-sharing operations, PMIGS, as the operator, may carry up to three individual officers of PMIGS' parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMIGS may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMIGS must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMIGS should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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______________________
1This action amends and extends the special authorization most recently granted to PMIGS on July 18, 2012, to reflect a change in authorized aircraft. In addition to aircraft registrations N551PM and N552PM, PMIGS may use other substitute or additional U.S.-registered aircraft that it operates.

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation
Issue date: July 18, 2012

Ms. Joanne Barbera	Authority expires: December 31, 2012
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ CATHERINE C. BROWN
Overland Park, Kansas 66202	Director, Office of International Aviation

AMENDED SPECIAL AUTHORIZATION1
Effective July 18, 2012, and terminating December 31, 2012, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc. (PMIGS), to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:2
Gulfstream GV-SP, registration N607PM
Gulfstream G-550, registration N551PM

In the conduct of the authorized time-sharing operations, PMIGS, as the operator, may carry up to three individual officers of PMIGS' parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMIGS may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMIGS must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMIGS should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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1This action amends the special authorization previously granted to PMIGS on December 2, 2011, to reflect a change in authorized aircraft as outlined in note 2.
2PMIGS states that it is replacing aircraft registration N609PM on or about July 20, 2012, and requests the addition of aircraft registration N551PM as well as permission to use other substitute or additional U.S.-registered aircraft that it operates.

U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation
Issue date: December 2, 2011

Ms. Joanne Barbera	Authority expires: December 31, 2012
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ ROBERT FINAMORE
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION
Effective December 2, 2011, and terminating December 31, 2012, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
Gulfstream GV-SP, registration N609PM

This action extends the termination date of the Special Authorizations we previously granted to PMI Global on July 22, 2010 and December 22, 2010.
In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service's parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: December 22, 2010
Ms. Joanne Barbera	Authority expires: December 31, 2011
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ GEORGE WELLINGTON
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION

Effective December 22, 2010, and terminating December 31, 2011, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
Gulfstream GV-SP, registration N609PM
This action extends the termination date of the Special Authorization we previously granted to PMI Global on July 22, 2010.

In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service's parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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U.S. Department of	1200 New Jersey Avenue, S.E.
Transportation	Washington, D.C. 20590
Office of the Secretary of Transportation

Issue date: July 22, 2010
Ms. Joanne Barbera	Authority expires: July 22, 2011
Counsel for PMI Global Services Inc.
Barbera & Watkins, LLC
6701 W. 64th Street, Suite 315	/s/ GEORGE WELLINGTON
Overland Park, Kansas 66202	Director, Office of International Aviation

SPECIAL AUTHORIZATION

Effective July 22, 2010, and terminating July 22, 2011, permission is granted under 14 CFR §375.70 of the Department's regulations to PMI Global Services Inc., to the extent necessary to permit it to engage in the time-sharing activities described below, using the following U.S.-registered foreign civil aircraft:
Gulfstream GV-SP, registration N607PM
Gulfstream GV-SP, registration N609PM
In the conduct of the authorized time-sharing operations, PMI Global, as the operator, may carry up to three individual officers of PMI Global Service's parent corporation, Philip Morris International Inc., for personal travel on flights into, out of, and within the United States during the term of this authority. These operations are deemed to be business aviation activities within the meaning of §375.37 to the extent that these three Philip Morris officers are eligible for this personal travel for reasons of security and personal safety under a formal resolution approved by the Board of Philip Morris, and/or as a part of these officers' compensation package from the company. PMI Global Services may collect charges from the individuals only as provided in §375.37(d).
In the conduct of the operations authorized above, PMI Global Services must (1) comply with all applicable requirements of 14 CFR Part 375; (2) comply with all applicable requirements of the Federal Aviation Administration contained in the Federal Aviation Regulations (including 14 CFR Part 91), and applicable Orders of the Federal Aviation Administration; (3) comply with all applicable U.S. Government requirements concerning security; and (4) carry on board the aircraft a copy of this permit. For information concerning requirements of the Federal Aviation Administration, PMI Global Services should contact the FAA's Flight Standards Service in Washington, D.C. at (202) 385-4510.
This action is taken under assigned authority (14 CFR §385.13(m)). Persons entitled to petition the Department for review of this action under the Department's regulations, 14 CFR §385.30, should file their petitions within seven days of the date of this action. This action is effective immediately, and the filing of a petition for review will not alter its effectiveness.
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